EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Thinh Q. Tran, Chief Executive Officer of Sigma Designs, Inc., does hereby certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Sigma Designs, Inc. on Form 10-Q/A for the quarter ended November 2, 2013 to which this certification is attached fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Sigma Designs, Inc.

Date: December 12, 2013

By:	/s/ Thinh Q. Tran
Thinh Q. Tran
President and Chief Executive Officer